                                                                   EXHIBIT 10(G)

THE MAXIMUM PRINCIPAL AMOUNT OF INDEBTEDNESS SECURED BY THIS MORTGAGE IS TWO MILLION AND NO/100 DOLLARS ($2,000,000.00), AS MORE PARTICULARLY DESCRIBED HEREIN.

                                             This instrument prepared by:
                                             Kenneth T. Wyatt
                                             Bradley Arant Rose & White LLP
                                             2001 Park Place, Suite 1400
                                             Birmingham, Alabama 35203-2736

STATE OF ALABAMA                    )
                                    :
COLBERT, LAUDERDALE and
LIMESTONE  COUNTIES                 )


                    REAL ESTATE MORTGAGE, SECURITY AGREEMENT
                             AND FINANCING STATEMENT


         This Real Estate Mortgage, Security Agreement and Financing Statement is made and entered into on or as of the 4th day of April, 2002, by and between MARTIN INDUSTRIES, INC., a Delaware corporation (whether one or more, "Mortgagors"), whose address is 301 East Tennessee Street, Florence, Alabama 35631 and AMSOUTH BANK, an Alabama banking corporation ("Mortgagee"), whose address is 1900 5th Avenue North, 6th Floor, Birmingham, Alabama 35203.


                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Mortgagors have become justly indebted to Mortgagee in the sum of Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00) together with interest thereon, as evidenced by that certain Modified, Amended and Restated Line of Credit Note dated as of June 15, 2001 in the original principal amount of $11,000,000.00, as amended to reduce the outstanding amount to $7,500,000.00.

         NOW, THEREFORE, in consideration of the indebtedness described above and other valuable consideration to Mortgagors the receipt and sufficiency of which are hereby acknowledged, and in order to secure the payment and performance of the indebtedness described above, any extensions, renewals, modifications and increases thereof and substitutions therefor and all interest thereon, and all sums advanced by Mortgagee pursuant to the terms of this mortgage,and all other indebtedness (including future loans and advances) now or hereafter owed to Mortgagee by any of the undersigned, whether such indebtedness is primary or secondary, direct or indirect, contingent or absolute, matured or unmatured, joint or several, and otherwise secured or not (all of the foregoing being sometimes referred to collectively in this mortgage as the "Secured Indebtedness"), and to


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


secure compliance with all the covenants and stipulations hereinafter contained, Mortgagors do hereby grant, bargain, sell, convey, assign, grant a security interest in, transfer and warrant unto Mortgagee the following described real property and rights (collectively the "Mortgaged Property").

         (a) Fee Property. All those certain lot(s), piece(s) or parcel(s) of land located in Colbert, Limestone and Lauderdale Counties, Alabama more particularly described in Exhibit A, as the description of the same may be amended or supplemented from time to time, and all and singular the reversions and remainders in and to said land and the tenements, hereditaments, easements, rights-of-way or use, rights (including mineral and mining rights, and all water, oil and gas rights), privileges, royalties and appurtenances to said land, now or hereafter belonging or in anywise appertaining thereto, including any right, title, interest in, to or under any agreement or right granting, conveying or creating, for the benefit of said land, any easement, right or license in any way affecting other property and in, to or under any streets, ways, alleys, vaults, gores or strips of land adjoining said land or any parcel thereof, or in or to the air space over said land, all rights of ingress and egress by motor vehicles to parking facilities on or within said land, and all claims or demands of the Mortgagor either at law or in equity, in possession or expectancy of, in or to the same (all of the foregoing being hereinafter collectively called the "Fee Property").

         (b) Rights Under Lease. (i) The following leases: (A) that certain lease dated as of February 1, 1997, between The Industrial Development Board of the City of Athens, as lessor, and the Mortgagor, as lessee, recorded in the Office of the Judge of Probate of Limestone County, Alabama, in Deed Book 747, at page 749, (B) that certain lease dated as of December 1, 1964, between The Industrial Development Board of the City of Athens, as lessor, and the Mortgagor, as lessee, recorded in the Office of the Judge of Probate of Limestone County, Alabama, in Deed Book 642, at page 670, (C) that certain lease dated as of May 1, 1969, between The Industrial Development Board of the City of Athens, as lessor, and the Mortgagor, as lessee, recorded in the Office of the Judge of Probate of Limestone County, Alabama, in Deed Book 685, at page 207, (D) that certain lease dated as of June 14, 1973, between The Industrial Development Board of the City of Athens, as lessor, and the Mortgagor, as lessee, recorded in the Office of the Judge of Probate of Limestone County, Alabama, in Deed Book 714, at page 820, and (E) that certain lease dated as of August 1, 1978, between The Industrial Development Board of the City of Florence, as lessor, and the Borrower, as lessee, recorded in the Office of the Judge of Probate of Lauderdale County, Alabama, in Deed Book 1139, at page 1133 (collectively hereinafter called the "Lease"), and the Mortgagor's leasehold estate and interest under the Lease in and to all those certain lot(s), piece(s) or parcel(s) of land described in the Lease and located in Limestone and Lauderdale Counties, Alabama more particularly described in Exhibit B, as the description of the same may be amended or supplemented from time to time, and all and singular the reversions and remainders in and to said land and the tenements, hereditaments, easements, rights-of-way or use, rights (including mineral, water, oil and gas rights), privileges, royalties and appurtenances to said land, now or hereafter belonging or in anywise appertaining thereto, including any


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


                  right, title, interest of the Mortgagor in, to or under the Lease in any agreement or right granting, conveying or creating, for the benefit of said land, any easement, right or license in any way affecting other property and in, to or under any streets, ways, alleys, vaults, gores or strips of land adjoining said land or any parcel thereof, or in or to the air space over said land, all rights of ingress and egress by motor vehicles to parking facilities on or within said land, and all claims or demand of Mortgagor either at law or in equity, in possession or expectancy of, in or to the same (all of the foregoing being hereinafter collectively called the "Leasehold Property" and together with the Fee Property being called the "Land"); (ii) all other rights, titles and privileges under the Lease in and to the Leasehold Property, or any part thereof, including any reversions and remainders in and to the Mortgagor's interest in the leasehold Property; and (iii) any and all right, title and interest of the Mortgagor in and to (A) all modifications, extensions, renewals, supplements and restatements of the Lease; (B) all credits and deposits made thereunder; (C) all options and rights to renew or extend the same, including, but not limited to, the options contained in the Lease; (D) all options and rights to purchase or of first refusal with respect to the Leasehold Property, or any part thereof, including, but not limited to, the options and rights contained in the Lease; and
                  (E) all other, further or additional title, estate, options, privileges, interest or rights that the Mortgagor may now or hereafter acquire in and to the Leasehold Property and the Lease.

         (c) Improvements. All buildings, structures, facilities and other improvements now or hereafter located on the Land, and all building material, building equipment and fixtures of every kind and nature now or hereafter located on the Land or attached to, contained in, or used in connection with, any such buildings, structures, facilities or other improvements, and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, now owned by the Borrower or in which the Borrower has or shall acquire an interest (all of the foregoing being hereinafter collectively called the "Improvements," and together with the Land called the "Real Property").

         (d) Tenant Leases and Rents. (i) All leases, subleases, lettings and licenses, and other use and occupancy agreements, written or oral, covering any of the Real Property with respect to which the Mortgagor is the lessor, licensor or sublessor, including any of the same now in existence (all of the foregoing being hereinafter collectively called the "Existing Tenant Leases"), and any and all other such agreements hereinafter made or entered into (all the foregoing being hereinafter collectively called the "Tenant Leases"); (ii) any and all guaranties of the performance of the lessee, licensee, sublessee or occupant (all of the foregoing being hereinafter collectively called the "Tenants") under any of the Tenant Leases; (iii) the immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues and profits now due or that may become due or to which the Mortgagor may now or shall hereafter (including during the period of redemption, if any) become entitled or may demand or claim, arising or issuing from or out of the Tenant Leases, the Real Property, or any part thereof, including minimum rents, additional rents, percentage rents, common area maintenance charges, parking charges, tax and insurance premium contributions, and liquidated damages following default, the premium payable by any Tenant upon the exercise of any cancellation privilege provided for in any of the Tenant Leases, and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Real Property, together with any and all rights and claims of any kind that the Mortgagor may have against any Tenant (all such moneys, rights and claims described in this section hereinafter collectively referred to as the "Rents"); provided, however, that so long as no Event of Default (as defined in the instruments evidencing the Secured Indebtedness) has occurred, the Mortgagor shall have the right under a license granted hereby to collect, receive and retain the Rents, but no Rents shall be collected prior to the due date thereof; and (iv) any aware, dividend or other payment made hereafter to the Mortgagor in any court procedure involving any of the Tenants in any bankruptcy, insolvency or reorganization proceedings before any governmental authority and any and all payments made by Tenants in lieu of rent.

         (e) Insurance Policies. All policies of hazard insurance now or hereafter in effect that insure the Improvements, or any part thereof, together with all right, title and interest of the Mortgagor in and to each and every such policy, including any premiums paid and rights to returned premiums.

         (f) Condemnation Awards. All judgments, damages, settlements, awards, payments and compensation, including all interest thereon, together with the right to receive the same, that may be made or due to the Mortgagor or any subsequent owner of any of the Real Property, or any other property or rights conveyed or encumbered hereby, as a result of (i) the exercise of the right of eminent domain or condemnation, (ii) the alteration of the grade of any street or (iii) any other injury to or diminution or decrease in value of the Real Property, the Tenant Leases, the Rents or any other such property or rights.

         (g) Supplemental Documents. All changes, additions, supplements, modifications, amendments, extensions, renewals, revisions and guaranties to, of or for any agreement or instrument included in the foregoing.

         (h) Proceeds. All proceeds (including insurance proceeds) of any of the foregoing, or of any part thereof.

         TO HAVE AND TO HOLD the same and every part thereof unto Mortgagee, its successors and assigns forever.

         This mortgage is given to secure the Secured Indebtedness; provided, however, that notwithstanding anything to the contrary contained herein: (i) the maximum principal amount of indebtedness secured by this mortgage (the "Principal Indebtedness") shall be limited to the sum of Two Million and No/100 Dollars ($2,000,000.00) (the "Maximum Principal Amount") of the

Secured Indebtedness outstanding from time to time; and (ii) the limitation contained in this paragraph shall pertain only to the Principal Indebtedness and shall not be construed as limiting the amount of interest, fees, expenses, indemnified amounts and other Secured Indebtedness secured hereby that are not Principal Indebtedness, it being the intention of the parties to this mortgage that this mortgage shall secure any Principal Indebtedness remaining unpaid at the time of foreclosure up to the Maximum Principal Amount, plus interest thereon, all costs of collection and all other amounts (except Principal Indebtedness in excess of the Maximum Principal Amount) included in the Secured Indebtedness. This Mortgage shall secure the last remaining unpaid portion of the Secured Indebtedness and therefore (i) the security of this Mortgage shall not be diminished by any prepayment or repayment of the Secured Indebtedness, and (ii) this Mortgage shall remain in full force and effect until all of the Secured Indebtedness are paid in full and all other obligations secured hereby are paid and performed in full.

         This mortgage is junior and subordinate to that certain first mortgage granted to M-TIN, LLC, an Alabama limited liability company, recorded in the office of the judge of probate of Lauderdale County at _______________, ______________________, and in the office of the judge of probate of Colbert County at ___________________, ____________, and in the office of the judge of probate of Limestone County at ________________________, __________________
(hereinafter called the "Prior Mortgage"). It is specifically agreed that in the event default should be made in the payment of principal, interest or any other sums payable under the terms and provisions of the Prior Mortgage, Mortgagee shall have the right without notice to anyone, but shall not be obligated, to make good such default by paying whatever amounts may be due under the terms of the Prior Mortgage so as to put the same in good standing, and any and all payments so made shall be added to the obligations secured by this mortgage and the obligations (including all such payments) shall be immediately due and payable, at the option of Mortgagee, and this Mortgage shall be subject to foreclosure in all respects as provided by law and by the provisions hereof.

         For the purpose of further securing the payment of all of the Secured Indebtedness Mortgagors represent, warrant, covenant and agree with Mortgagee, its successors and assigns, as follows:

         1. That they are lawfully seized in fee and possessed of the Mortgaged Property subject to easements, restrictions, and encumbrances of record, matters that would be revealed by a current survey, and liens for ad valorem taxes not yet due and payable, they have a good right to convey the same as aforesaid, and they will warrant and forever defend the title of Mortgagee to the Mortgaged Property against the lawful claims of all persons whomsoever.

         2. That they will pay when due all taxes, assessments, and other liens or mortgages, taking priority over this mortgage. If Mortgagors' interest in the Mortgaged Property or any part thereof is other than a freehold estate, Mortgagors agree to pay all rents and perform all covenants due to be paid and performed under the lease or other agreement whereby such interest is created exactly when due, to maintain such lease or agreement in full force and effect in accordance with its terms, and not to attempt to amend or terminate the lease or agreement without Mortgagee's prior written consent.

         3. That they will keep the buildings and other improvements now or hereafter located on the Mortgaged Property and all building materials, appliances, equipment, fixtures and fittings now or hereafter located on the Mortgaged Property and the other personal property described above continuously insured against loss or damage, including loss by fire (including so-called extended coverage), wind and such other hazards (including flood and water damage) as Mortgagee may reasonably specify from time to time, with loss, if any, payable to Mortgagee under a standard mortgagee's clause providing at least thirty (30) days notice to Mortgagee before cancellation or lapse of such insurance, and will deposit with Mortgagee policies of such insurance or, at Mortgagee's election, certificates thereof, and will pay the premiums therefor as the same become due. Mortgagors may provide such insurance through an existing policy or a policy or policies independently obtained and paid for by Mortgagors. Mortgagee may, for reasonable cause, refuse to accept any policy of insurance offered or obtained by Mortgagors. Mortgagors shall give prompt notice in writing to Mortgagee of any loss or damage to the Mortgaged Property from any cause whatever. If Mortgagors fail to keep said property insured as above specified, Mortgagee may insure said property for its insurable value or the unpaid balance of the Secured Indebtedness against loss by fire, wind and other hazards for the benefit of Mortgagors and Mortgagee or for the benefit of Mortgagee alone, at Mortgagee's election. The proceeds of all insurance on the Mortgaged Property and the other personal property described above shall be paid by the insurer to Mortgagee, which is hereby granted full power to settle and compromise claims under all policies, to endorse in the name of Mortgagors any check or draft representing the proceeds of any such insurance, and to demand, receive and give receipt for all sums becoming due thereunder. Insurance proceeds collected by or paid to Mortgagee may be credited on the indebtedness secured by this mortgage, less costs of collection, or may be used in repairing or reconstructing the improvements on the Mortgaged Property, at Mortgagee's election. No crediting of insurance proceeds to the Secured Indebtedness and no application of insurance proceeds to repairing or reconstructing improvements on the Mortgaged Property shall extend or postpone the due date of any scheduled payments of the Secured Indebtedness or reduce the amount of such payments. In the event of a dispute with any insurer regarding coverage, the amount of any loss, or the like, Mortgagee may bring an action or join in any action against the insurer, at Mortgagee's election. If Mortgagee elects not to bring an action or to join in any action and Mortgagors elect to pursue any claim or action against the insurer, Mortgagors agree to do so solely at their expense, and Mortgagors waive any right to require Mortgagee to join in the claim or action or to charge Mortgagee with any part of the expenses of the claim or action even if Mortgagee benefits from it.

         4. That they will take good care of the Mortgaged Property and the personal property described above and will not commit or permit any waste thereon or thereof, and they will keep the same repaired and at all times will maintain the same in as good condition as it now is, reasonable wear and tear alone excepted. If Mortgagors fail to make repairs to the Mortgaged Property, Mortgagee may make such repairs at Mortgagors' expense. Mortgagee, its agents and employees, may enter the Mortgaged Property and any improvements thereon at any reasonable time for the purpose of inspecting or repairing such improvements.

         5. That upon failure of Mortgagors to perform any covenant herein made, Mortgagee shall have the right and power, at its election, to perform such act on behalf of Mortgagors, but Mortgagee shall have no duty to perform such act or to give notice of its intention not to perform, whether or not it has performed or given notice of its intention not to perform on one or more previous occasions. All amounts expended by Mortgagee for insurance or for the payment of taxes or assessments or to discharge liens or mortgages on the Mortgaged Property or other obligations of Mortgagors or to make repairs to the Mortgaged Property or any improvements thereon shall become a debt due Mortgagee, shall be payable at once without demand upon or notice to any person, shall bear interest at the rate of interest payable on the principal sum of the note described above, or if no such rate of interest is specified in the note, or if the rate specified would be unlawful, at the rate of 8% per annum from the date of payment by Mortgagee until date paid by Mortgagors, and such debt and the interest thereon shall be secured by this mortgage. Upon failure of Mortgagors to reimburse Mortgagee for all amounts so expended, at the election of Mortgagee and with or without notice to any person, Mortgagee may declare the entire Secured Indebtedness to be due and payable and may foreclose this mortgage as hereinafter provided or as provided by law.

         6. That no delay or failure of Mortgagee to exercise any option to declare the maturity of any debt secured by this mortgage shall be deemed a waiver of the right to exercise such option or to declare such forfeiture either as to past, present or future defaults on the part of Mortgagors, and that the procurement of insurance or payment of taxes or other liens or assessments or performance of other obligations of Mortgagors by Mortgagee shall not constitute or be deemed to be a waiver of the right to accelerate the maturity of the Secured Indebtedness by reason of the failure of Mortgagors to procure such insurance or to pay such taxes, liens, or assessments or perform such other obligations, it being agreed by Mortgagors that no terms or conditions contained in this mortgage can be waived, altered or changed except by a writing signed by Mortgagee.

         7. That, unless Mortgagee's written consent has been obtained in advance, (a) Mortgagor will not cause or allow possession of the Mortgaged Property to be in any other person or entity to the exclusion of Mortgagors, (b) Mortgagor will not cut, remove, sell or contract to sell any standing timber from the Mortgaged Property, and (c) Mortgagor will not sell, assign, transfer, convey, lease, or sublet all or any part of the Mortgaged Property or any oil, gas or mineral rights or other interest therein, excluding only the creation of a lien or encumbrance expressly subordinate to this mortgage. Mortgagee may condition its consent to any such transfer of possession of, or an interest in, the Mortgaged Property upon the obligors' or transferee's agreeing to pay a greater rate of interest on all or any part of the Secured Indebtedness or to adjust the payment schedule of all or any part of the Secured Indebtedness, and upon Mortgagee's approval of the creditworthiness of the transferee and the transferee's payment to Mortgagee of a reasonable transfer or assumption fee.

         8. That, except as otherwise expressly disclosed by Mortgagors to Mortgagee in writing on the date of this mortgage, no Hazardous Substance (as defined below) has been spilled, released, discharged, or disposed of on or under the Mortgaged Property by Mortgagors or, to the best of Mortgagors' knowledge, by any third party or any predecessor in interest or title to Mortgagors; no underground storage tanks, whether in use or not in use, are located in, on or under any part of the Mortgaged Property; Mortgagors and the Mortgaged Property are in compliance with all applicable local, state and federal environmental laws and regulations, and Mortgagors will at all times cause the Mortgaged Property to continue to be in compliance therewith; no notice has been received by Mortgagor from any governmental authority or any individual or entity claiming violation of any environmental protection law or regulation, or demanding compliance with any environmental protection law or regulation, or demanding payment, indemnity, or contribution for any environmental damage or injury to natural resources, relating in any way to the Mortgaged Property, and Mortgagors will notify Mortgagee promptly in writing if any such notice is hereafter received by Mortgagors; and any Hazardous Substance used or produced in Mortgagors' business will be used, produced, stored, and disposed of in strict compliance with all applicable environmental laws and regulations. Mortgagors will notify Mortgagee immediately if any Hazardous Substance is spilled, released or discovered on or under the Mortgaged Property, and Mortgagors will take or cause to be taken such remedial action and work as may be necessary to be performed on the Mortgaged Property in order to remedy such spilled, released or discovered Hazardous Substance and to obtain a certificate of remediation or other certificate of compliance from all applicable governmental authorities. Upon Mortgagee's request, Mortgagors will promptly obtain, at Mortgagors' expense, and deliver to Mortgagee an environmental inspection report or update of a previous report, in form acceptable to Mortgagee, prepared by a competent and reputable environmental engineer reasonably satisfactory to Mortgagee. As used herein, the term "Hazardous Substance" includes, without limitation, any asbestos, urea formaldehyde foam insulation, explosive, radioactive material, hazardous material, hazardous waste, hazardous or toxic substance, or related or unrelated substance or material which is defined, regulated, controlled, limited or prohibited in or by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA) (42 U.S.C. Sections 9601 et. seq.), the Hazardous Materials Transportation Act (49 U.S.C. Sections 1801 et. seq.), the Resource Conservation and Recovery Act (RCRA) (42 U.S.C. Section 6901 et. seq.), the Clean Water Act (33 U.S.C. Sections 1251 et. seq.), the Clean Air Act (42 U.S.C.
Section 7401 et. seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et. seq.), as any of the foregoing is now or hereafter amended, or in any other federal, state or local environmental law, ordinance, rule or regulation now or hereafter in effect.

         9. That Mortgagors will indemnify and hold Mortgagee harmless from and against any and all loss, cost, damage, claim, liability and expense (including attorneys' fees and litigation expenses) incurred by Mortgagee on account of breach by Mortgagors' of any representation, warranty or covenant set forth in the immediately preceding paragraph, or any other matter related to environmental conditions on, under or affecting the Mortgaged Property not heretofore disclosed to Mortgagee.

         10. That all of the covenants and agreements of Mortgagors herein contained shall extend to and bind their respective heirs, executors, administrators, successors and assigns, and that such covenants and agreements and all options, rights, privileges and powers herein given, granted or secured to Mortgagee shall inure to the benefit of Mortgagee and its successors and assigns. As used in this mortgage, the term "Mortgagors" also means "Mortgagors, or any of them"; the singular includes the plural, and vice versa; and the use of one gender includes all other genders. The obligations of Mortgagors hereunder are joint and several. The provisions of this mortgage and of the note or notes secured hereby are severable, and the invalidity or unenforceability of any provision of this mortgage or of any such note or notes shall not affect the validity and enforceability of the other provisions of this mortgage or of such note or notes. The remedies provided to Mortgagee herein are cumulative with the rights and remedies of Mortgagee under any other agreement, at law and in equity, and such rights and remedies may be exercised concurrently or consecutively. Time is of the essence with respect to every covenant contained in this mortgage. This mortgage also constitutes a financing statement, and a carbon or photostatic copy of this mortgage may be filed as a financing statement in any public office.

         UPON CONDITION, HOWEVER, that if Mortgagors shall well and truly pay and discharge all the Secured Indebtedness (including, without limitation, all extensions, renewals and increases of the original indebtedness and all future advances) as the same shall become due and payable and shall in all things do and perform all acts and covenants by them herein agreed to be done or performed in strict accordance with the tenor and effect thereof, and if there is no outstanding commitment or agreement by Mortgagee to make advances, incur obligations or otherwise give value under any agreement, including, without limitation, agreements providing for future advances, open-end, revolving or other lines of credit, or letters of credit, then and in that event only this conveyance and the security interest herein granted shall be and become null and void; but should default be made in the payment when due (whether as originally scheduled or upon acceleration of maturity) of the Secured Indebtedness or any part thereof or any renewals, extensions or increases thereof or any interest thereon or should default be made in the repayment of any sum expended by Mortgagee under the authority of any provision of this mortgage, or should the interest of Mortgagee in the Mortgaged Property or any of the personal property described above become endangered by reason of the enforcement of any lien or encumbrance thereon, or should a petition to condemn all or any part of the Mortgaged Property be filed by any authority, person or entity having power of eminent domain, or should any law, either state or federal, be passed imposing or authorizing the imposition of a specific tax upon this mortgage or the Secured Indebtedness or permitting or authorizing the deduction of any such tax from the principal or interest secured by this mortgage or by virtue of which any tax or assessment upon the Mortgaged Property shall be charged against the owner of this mortgage, or should at any time any of the covenants contained in this mortgage or in any note or other evidence of Secured Indebtedness be declared invalid or unenforceable by any court of competent jurisdiction, or should Mortgagors fail to do and perform any other act or thing herein required or agreed to be done, then in any of said events the whole of the Secured Indebtedness, or any portion or part thereof which may at said date not have been paid, with interest thereon, shall at once become due and payable and this mortgage subject to foreclosure at the option of Mortgagee, notice of the exercise of such option being hereby expressly waived by Mortgagors, and Mortgagee shall have the right to enter upon and take possession of the Mortgaged Property and after or without taking such possession to sell the same (or such part or parts thereof as Mortgagee may from time to time elect to sell) at the front or main door to the courthouse of the County (or the division thereof) where said property, or any substantial and material part of said property, is located, at public outcry for cash, after first giving notice of the description of the property to be sold and the time, place and terms of such sale by publication once a week for three consecutive weeks prior to said sale in some newspaper published in the county or counties in which the property to be sold is located (or if no newspaper is published in any such county, then in a newspaper published in an adjoining county); and upon the payment of the purchase price, Mortgagee or the auctioneer at said sale is authorized to execute to the purchaser for and in the name of Mortgagors a good and sufficient deed to the property sold. Mortgagee shall apply the proceeds of any sale or sales under this mortgage as follows: First, to the expenses of advertising, selling, preparing the property for sale, and conveying, including reasonable attorneys' fees (including attorneys' fees incurred by Mortgagee in connection with any proceeding seeking to enjoin the foreclosure of this mortgage or otherwise challenging the right of Mortgagee to foreclose this


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

mortgage or sell any of the Mortgaged Property under this mortgage and attorneys' fees incurred in connection with any appeal); second, to the payment of any amounts that may have been expended or that may then be necessary to expend in paying insurance, taxes, assessments, and other liens and mortgages, and in making repairs, with interest thereon; third, to the payment of the Secured Indebtedness and interest thereon in such order as Mortgagee may elect, whether such debts shall or shall not have fully matured at the date of said sale; and fourth, the balance, if any, to be paid over to Mortgagors or to whomsoever then appears of record to be the owner of Mortgagors' interest in said property. Mortgagee may bid and become the purchaser of the Mortgaged Property at any sale hereunder. Mortgagors hereby waive any requirement that the Mortgaged Property be sold in separate tracts and agree that Mortgagee may, at its election, sell said property en masse regardless of the number of parcels hereby conveyed. The power of sale granted herein is a continuing power and shall not be fully exercised until all of the Mortgaged Property not previously sold shall have been sold or all of the indebtedness and other obligations secured hereby have been satisfied in full. And upon the occurrence of any such event described above, with respect to all of the Mortgaged Property which is personal property, Mortgagee shall have the rights and remedies of a secured party after default by its debtor under the Alabama Uniform Commercial Code, and shall have, without limitation, the right to take possession of any of the property herein transferred which is personal property and, with our without taking possession thereof, to sell the same at one or more public or private sales, or to proceed as to both the real property and personal property in accordance with Mortgagee's rights and remedies in respect of the real property, at the election of Mortgagee. At Mortgagee's request, Mortgagors agree to assemble such property and to make the same available to Mortgagee at such place as Mortgagee shall reasonably designate. Mortgagors hereby waive, to the extent permitted by law, any requirement of a judicial hearing and notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of said property, or of any part thereof, will be held and agree that any required notice which cannot be waived shall be sufficient if delivered to Mortgagors or mailed to Mortgagors at the address set forth above, or such other address as Mortgagors shall have furnished to Mortgagee in writing for that purpose, not less than ten days before the date of such sale or other intended disposition of said property.

         IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed (and its seal to be affixed hereto) by its officer(s) thereunto duly authorized, as of the day and year first above written.


                                  MARTIN INDUSTRIES, INC.



                                  By:              /s/ JAMES W. TRUITT
                                      ------------------------------------------
                                  Its:            Vice President - CFO
                                      ------------------------------------------


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


STATE OF ALABAMA            )
                            :                           CORPORATE ACKNOWLEDGMENT
COUNTY OF LAUDERDALE        )



         I, the undersigned, a Notary Public in and for said County and State, hereby certify that James W. Truitt, whose name as Vice President - CFO of Martin Industries, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this 5th day of April, 2002.


                                                   /s/ DIANE S. MCGEE
                                      ------------------------------------------
                                                      Notary Public

[NOTARIAL SEAL]                     My commission expires:  08-20-04
                                                           ---------------------


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


                                                                       EXHIBIT A

                                  Fee Property

                         Parcels II, V and VII (6 pages)

                                                                       EXHIBIT B


                               Leasehold Property

                           Parcels I and VI (3 pages)



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